EXHIBIT 99.1

Aurea Signs Definitive Agreement to Acquire Lyris

Lyris to be Acquired by Aurea for $.89 Per Common Share in Cash

EMERYVILLE, Calif., May 4, 2015 (GLOBE NEWSWIRE) -- Lyris, Inc. (OTCBB:LYRI) today announced that it has entered into a definitive agreement under which Aurea, a technology solutions provider that enables companies to deliver transformative customer experiences, will acquire Lyris. Under the terms of the agreement, each share of outstanding common stock of Lyris will be exchanged for $.89, payable in cash, and each outstanding share of preferred stock of Lyris will be exchanged for $2.50, payable in cash, in accordance with Lyris' charter. The transaction has been unanimously approved by the Special Committee of the Lyris Board of Directors, as well as by the entire Lyris Board of Directors.

"This is a significant step forward in the realization of our vision, and a strong validation of our company and strategy," said John Philpin, CEO of Lyris. "When merged with Aurea, Lyris will form part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. Aurea's knowledge and resources, combined with the added flexibility we will have as a private company, creates a winning proposition for our customers, partners, employees and shareholders."

Aurea provides the technology platform and worldwide delivery capability to enable companies to build, execute, monitor and optimize the end-to-end customer journey across a diverse range of industries. "We are truly excited by the opportunity to bring Lyris into the Aurea family," said Scott Brighton, CEO of Aurea. "We view engaging individuals across all marketing channels - including email - as essential to delivering transformative customer experiences. The addition of Lyris will vastly expand our capabilities in this area."

Completion of the acquisition is subject to conditions including the adoption of the merger agreement by Lyris' stockholders and other customary closing conditions. The parties expect the transaction to be completed in the second half of 2015. Following completion of the transaction, Lyris' common stock will be delisted from the OTCB and deregistered from the Securities Exchange Act of 1934.

About Lyris

With more than 20 years experience, Lyris is a global leader of innovative email and digital marketing solutions that help companies reach customers at scale and create personalized value at every touch point. Lyris' products and services empower marketers to design, automate, and optimize experiences that facilitate superior engagement, increase conversions, and deliver measurable business value. The Lyris solutions portfolio is uniquely comprised of award- winning messaging automation software, digital marketing strategy and deliverability services, and a componentized and flexible integration framework that revolutionizes the way marketers can extend digital messaging across the enterprise. More than 5,000 companies worldwide partner with Lyris to manage connected customer communications. Learn more at www.lyris.com.

About Aurea

Aurea enables companies to deliver transformative customer experiences. Our Customer Experience platforms helps customers build, execute, monitor and optimize the end to end customer journey for a diverse range of industries including Energy, Retail, Insurance, Travel and Hospitality and Life Sciences. With over 1,500 customers worldwide including Disney, British Airways, Bank of America, United Healthcare and MetLife, Aurea combines a maniacal focus on customer success with innovative technology and world-class delivery. For more information, visit www.aurea.com.

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the "SEC") and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris' filings with the SEC may also be obtained at the "Investor Relations" section of Lyris' website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris's Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris' stock and Lyris' plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words "anticipates," "believes," "contemplates," "continues," "could," "estimates," "expects," "forecasts," "likely," "may," "predict," "potential," "projects," "should," "will," "intends," "plan" or "would" or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris' Annual Report on Form 10-K for the year ended June 30, 2014 under "Risk Factors" and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

CONTACT: Lyris Investor Relations Contact:
         Rich McDonald
         Director, Investor Relations
         (610) 688-3305